1 April 30, 2026 2026 First Quarter Financial Results Our Mission: Protect and Save Lives

2 Safe Harbor Statement/Trademarks 2 This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or any of our businesses, our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives, acquisitions and divestitures, including our future results, projected costs, prospects, plans and objectives of management, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “confident,” “commit,” “forecast,” “future,” “outlook,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. These forward-looking statements are based on our current intentions, beliefs, assumptions and expectations regarding future events based on information that is currently available. You should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward- looking statement contained herein. Any such forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our medical countermeasures (“MCM”) products, including CYFENDUS® (Anthrax Vaccine Adsorbed (AVA) Adjuvanted), previously known as AV7909, ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), CNJ-016® (Vaccinia Immune Globulin Intravenous (Human) (VIGIV)), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)), BioThrax® (Anthrax Vaccine Adsorbed) EbangaTM (ansuvimab-zykl) and/or TEMBEXA® (brincidofovir) among others, as well as contracts related to development of medical countermeasures; our ability to meet our commitments to quality and compliance in all of our manufacturing operations; our ability to negotiate additional USG procurement or follow-on contracts for our MCM products that have expired or will be expiring; the commercial availability and impact of a generic and competitive marketplace on future sales of NARCAN® (naloxone HCL) Nasal Spray, over-the-counter NARCAN® Nasal Spray and KLOXXADO® Nasal Spray; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to collect reimbursement for raw materials and payment of service fees from our Bioservices customers; the results of pending government investigations and their potential impact on our business; our ability to satisfy the conditions of our litigation settlement agreements, and the potential impact of such agreements, including the funds to resolve related litigation, on our business; our ability to comply with the operating and financial covenants required by (i)our term loan facility under the Credit Agreement, dated April 16, 2026, by and among the Company, the lenders from time to time party thereto, and OrbiMed Royalty & Credit Opportunities V, LP, as administrative agent,, (ii) our revolving credit facility under a credit agreement, dated September 30, 2024, among the Company, certain subsidiary borrowers, the lenders from time to time party thereto and Wells Fargo, National Association, as Agent, and (iii) our 3.875% Senior Unsecured Notes due 2028; our ability to maintain adequate internal control over financial reporting and to prepare accurate financial statements in a timely manner; our ability to maintain sufficient cash flow from our operations to pay our substantial debt, both now and in the future; our ability to invest in our business operations as a result of our current indebtedness; the impact of our share and debt repurchase programs; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to FDA marketing authorization, and corresponding procurement by government entities outside the United States; the success of our commercialization, marketing and manufacturing capabilities and strategy; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; our ability to attract and retain qualified personnel; our ability to adequately secure and protect our intellectual property rights; the impact of cybersecurity incidents, including the risks from the unauthorized access, interruption, failure or compromise of our information systems or those of our business partners, collaborators or other third parties; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and need for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ materially from our expectations in any forward-looking statement. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any forward- looking statements. Readers should consider this cautionary statement, as well as the risks identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Trademarks: Emergent®, BioThrax®, BaciThrax®, BAT®, Trobigard®, ANTHRASIL®, CNJ-016®, ACAM2000®, NARCAN®, CYFENDUS®, TEMBEXA® and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners, including KLOXXADO®, which is a registered trademark of Hikma Pharmaceuticals USA Inc.

3 Today’s Agenda Joe Papa President and CEO Rich Lindahl EVP, Chief Financial Officer Joe Papa President and CEO Our Leadership in Public Health Q1 2026 Business Performance & Key Highlights Q1 2026 Financial Results FY 2026 Guidance 2026 Growth Catalysts Q&A Session TopicPresenter

4 Our Leadership in Public Health Joe Papa President and Chief Executive Officer

EMERGENT

EBS: The Most Diverse Biodefense/MCM and Naloxone Products Globally[1]

- 25+ years of experience developing and manufacturing protections against critical public health threats
- Vast experience working with the U.S. and allied governments to meet some of their most significant preparedness needs
- Continued investment in biodefense/MCM capabilities to remain ready to fulfill the needs of the U.S. in protecting the public and the warfighter
- Broad naloxone portfolio with differentiated offerings, proprietary distribution network; over 10 years of trusted brand leadership with NARCAN® Nasal Spray



Product Portfolio
Smallpox
• ACAM2000®
• TEMBEXA®
• CNJ-016® (VIGIV)
Mpox
• ACAM2000®
Anthrax
• ANTHRASIL®
• BioThrax®
• CYFENDUS®
• raxibacumab
Botulism
• BAT®
Opioid Overdose Emergency
• NARCAN® Nasal Spray 4 mg
• KLOXXADO® Nasal Spray 8 mg
Ebola
• Ebanga™

1. Supporting data is on file with the company.
*Ebanga™ is a trademark of RIDGEBACK BIOTHERAPEUTICS L.P.
**KLOXXADO® is a registered trademark of Hikma Pharmaceuticals USA Inc.
Learn more about Emergent products and access prescribing information here: https://www.emergentbiosolutions.com/products-services/our-products/

5

6 • Focus on segment revenue growth and improved operating performance • Invest in internal R&D advancement • Identify new growth opportunities aligned with internal capabilities • Continue activities to improve balance sheet & credit ratings • Create long-term and sustainable value for shareholders ü Made strategic divestments ü Improved profitability and balance sheet financials; reduced debt and net leverage ü Executed on share and debt repurchases to return value to shareholders • Advance strategic transformation for long-term growth and profitability • Build synergistic verticals to further leverage EBS infrastructure Business has been stabilized and right-sized Turnaround (Underway) Transform2024-2025 2026 2026 and Beyond Multi-Year Transformation Plan to Create Shareholder Value The leader in solving public health threats for communities around the world Continued commitment to prioritizing patient safety, quality and compliance

7 2026 Business Performance & Key Highlights Joe Papa President and Chief Executive Officer 7

EMERGENT

Strong Q1 2026 Performance on Both Top and Bottom Line

Strong Financial Performance

- ✓ **FY 2026 Q1 Revenues of $156M - exceeded high end of guidance range - ahead of internal expectations; strong MCM sales contributions**
- ✓ **FY Q1 2026 Adjusted EBITDA[1] $36M, 23% margin**
- ✓ **Improved cash balance to $160M, and liquidity of $260M increased $11M vs. prior year**
  - Strong year-over-year improvement in net working capital
  - Sufficient cash and liquidity to focus on growth initiatives
  - Continued focus on debt optimization and returning value to shareholders through share repurchases
- ✓ **Continued capital allocation to create value**
  - Refinanced Prior Term Loan to extend maturity to 2031, improve operational flexibility & lower interest rate
  - Amended the Revolver to $50M, extended maturity to 2031, and added a Delayed Draw Term Loan ("DDTL") committed capacity for $75M
  - Continued share repurchases through Q1 2026

Solid Business Impact & Growth Initiatives

- ✓ **Solid MCM performance reflects increased global demand and strategic diversification beyond the U.S.**
  - 4 contract awards and product orders received
  - Int'l MCM sales represent 37% of total MCM Q1 revenue
  - Continued engagement with U.S. and allied governments
- ✓ **Maintained market share position across naloxone category**
  - Differentiated commercial capabilities and innovative line extensions
  - New OTC NARCAN® Nasal Spray Carrying Case and Multipack launches
- ✓ **Strategic growth initiatives/activities**
  - New manufacturing agreement and exclusive U.S. government (future) distribution opportunity, following U.S. FDA approval, with Substipharm Biologics for Japanese Encephalitis vaccine; expanding operations at Emergent Canton facility
  - New multi-year manufacturing agreement with SAB Biotherapeutics advance type 1 diabetes candidate, SAB-142

1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures.

8

MCM Business: Continued leadership with U.S. and International Governments on Biodefense Preparedness Increasingly dangerous geopolitical landscape reinforces importance of MCM supply resilience International orders represent 37% of total MCM revenues in Q1 4 MCM contract awards and product orders received Key Highlights in Q1 2026: • $140M CAD in multi-product agreements in Canada; $35M CAD confirmed orders for 2026 • $54M for CNJ-016® (VIGIV) U.S. gov't / ASPR contract award • Up to $21.5M delivery order to supply BioThrax® to the U.S. gov't / Department of War • $6.6M in new incremental orders with international gov't partner 9

EMERGENT

Naloxone Business: Committed to Reducing Opioid Overdose Deaths by Increasing Access, Awareness and Availability

Landscape Insights

- U.S. and Canada still experiencing persistent and evolving shifts with opioid epidemic and accidental poisonings[1]
- Rates of opioid misuse and dependency are highest among young adults ages 18 to 25[2]
- $50+B in total reported opioid settlement dollars; ongoing support from Federal and State support programs

Market Leadership in U.S. public interest & Canada

- OTC NARCAN® Nasal Spray 4 mg continues to be a standard of care; KLOXXADO® Nasal Spray 8 mg is an important option
- Expanding consumer access through retail-enabling product availability - new lines/kits
- Leading public awareness via *Ready to Rescue* campaign and college engagements

Key Highlights

- U.S. FDA approved OTC NARCAN® Nasal Spray Carrying Case and Multipacks (6 and 24 count presentations)
- Announced partnership with British Columbia to supply NARCAN® Nasal Spray for the launch of the expanded BC Take Home Naloxone Program
- New awareness campaign in Canada with professional baseball player, Davis Schneider






NARCAN


NARCAN
NARCAN
NARCAN
NARCAN

1. International Overdose Awareness Day – Facts and Stats. Available here: https://www.overdoseday.com/facts-stats/, accessed April 28, 2026.
2. https://doi.org/10.3390/ijerph19010022

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Diversified Growth Opportunities With Strategic Manufacturing Partnerships, Onshore and Nearshore Production Capabilities



Winnipeg, Manitoba
• Development and manufacturing of biotherapeutics and complex formulations
• Integrated plasma and hyperimmune capabilities
Lansing, Michigan
• Specialized containment capabilities for platforms with BSL-2 and BSL-3 requirements
Rockville, Maryland
• cGMP fill/finish facility with capabilities to handle viral and non-viral drug product (idle manufacturing capacity)
Bayview, Maryland
• Monoclonal antibody manufacturing capabilities (partnership in place for manufacturing access)
Canton, Massachusetts
• Multi-product facility for manufacturing of bulk vaccine product, live virus BSL-2 capable

Key Highlights:

- New manufacturing agreement and exclusive U.S. government (future) distribution opportunity, following U.S. FDA approval, with Substipharm Biologics for Japanese Encephalitis (JE) vaccine
  - Expanding operations at Emergent Canton facility
  - JE vaccine licensed internationally as brand name, IMOJEV®
- Emergent Winnipeg will support multi-year manufacturing agreement with SAB Biotherapeutics to advance its T1D candidate, SAB-142

11

12 Q1 2026 Financial Results Rich Lindahl EVP, Chief Financial Officer

13 $67 $57 $52 $47 $15 $10 Q1 2025 Q1 2026 58% 52% Q1 2025 Q1 2026 $222 $156 Q1 2025 Q1 2026 $79 $36 Q1 2025 Q1 2026 ($ in millions) 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. Total Revenues Adjusted EBITDA & Adjusted EBITDA Margin2 Adjusted Gross Margin %2 Operating Expenses (R&D and SG&A) SG&A SG&A Key Financial Performance Metrics Q1 2026 vs. Q1 20251 Revenue exceeded high end of guidance and continued cost management discipline R&D SG&A R&D (600) bps $(43) $(10) 23% 36% Q1 2026 Revenue exceeded high end of guidance range

14 $222 $156 Total R evenue $202 $20 $145 $11 Total Product S ales, net All Other R evenue 1. All financial information incorporated within this presentation is unaudited. 2. Q1 2025 included NARCAN California sales and Public Interest pricing adjustments. 3. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. GAAP. 4. Comprises revenues from Bioservices and Contracts and Grants revenues. Notable Revenue Elements Q1 2026 vs. Q1 20251 $45 $48 $106 $3 $43 $22 $64 $16 Naloxone Anthrax MC M S mallpox MC M Other Products 2025 2026 ($ in millions) 3 2 4

15 $149 $160 Q1 2025 Q1 2026 2.7x 2.4x Q1 2025 Q1 2026 $249 $260 $149 $160 $100 $100 Q1 2025 Q1 2026 1. All financial information incorporated within this presentation is unaudited. 2. Net Debt divided by Trailing Twelve Month Adjusted EBITDA. 3. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 4. Gross Debt and Net Debt exclude $16.1M and $34.3M as of March 31, 2026 and 2025 of unamortized debt issuance costs, respectively. Continued Cash Improvements Sustained Improvement in Financial Metrics During Turnaround Progress in 20261 Improved Liquidity YoY Material Debt Reduction3,4 Improved Net Leverage YoY 2,3 ($ in millions) Cash Revolver Cash $700 $590$551 $429 Q1 2025 Q1 2026 Gross Debt Net Debt 3,4 $(122) (22)% (16)% $(110) + $11 Cash + $11 Revolver

16 April 2026 Debt Refinancing $250 $100 $150 $125 Term Loan Debt C ommitted Financing C apacity (DDTL + R evolver) ü Debt Refinancing Transaction Overview • Closed new $150M First Lien Term Loan • Decreased interest expense by 200bps annually; estimated total 5 year savings of ~$15M through 2031 • Established $75M DDTL capacity • Amended ABL Revolver to $50M • Prior First Lien Term Loan fully repaid üPreserved liquidity for ongoing operations and strategic initiatives üExtended debt maturity to 2031 and improved debt covenant requirements Debt Refinancing Summary ($ in millions) Q1 2025 Q2 2026

17 Growth Investments Capital Allocation Priorities During 2026 Turnaround Period Debt Refinance Share Repurchase • International MCM growth plan • Internal R&D investments • Business development opportunities Debt Refinancing & Reduction • Completed April 2026 term loan refinancing • New $150M term loan, maturity extended to 2031 • Proceeds used to repay prior term loan • Enhanced covenant flexibility following April 2026 refinancing Reauthorized $50M Share Repurchase Program through March 2027 • 0.9M Shares repurchased during Q1 2026 for $9.0M1 • $46.5M of reauthorized repurchase amount remains available 1. This amount is excluding the excise tax of $0.1M for the three months ended March 31, 2026.

18 Rich Lindahl EVP, Chief Financial Officer FY 2026 Revenue & Profitability Guidance

19 METRIC ($ in millions) FY 2026 as of April 30, 2026 Action FY 2026 as of February 26, 2026 Total revenues $720 - $760 $720 - $760 MCM revenues: Flat to slightly down with meaningful contribution from international sales Commercial revenues: Flat to slightly up Net loss $(30) - $(10) $(30) - $(10) Adjusted net income1 $45 - $65 REVISED1 $25 - $45 Adjusted EBITDA1 $155 - $175 REVISED1 $135 - $155 Adjusted gross margin %1 45% - 47% 45% - 47% Key Assumptions ($ and shares in millions) FY 2026 as of April 30, 2026 Interest expense ~$40 R&D ~6% to 7% of Revenues SG&A ~26% to 28% of Revenues Weighted avg. fully diluted share count ~52 Stock-based compensation expense ~$20 Capex ~$17 Depreciation & amortization ~$90 1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. In the first quarter of 2026 we revised our calculations of these measures to exclude the impact of stock-based compensation expense, as this is a non-cash expense that is not related to our operating performance. The updated ranges for our 2026 forecast reflect this adjustment. FY 2026 Revenue & Profitability Guidance Q2 Revenue Guidance: $170M-$185M

20 2026 Business Outlook & Catalysts to Enable Growth Joe Papa President and Chief Executive Officer

21 Multiple Growth Opportunities Ahead Drive organic growth through internal R&D programs • TEMBEXA® • EBANGA™ • raxibacumab With a stronger cash and liquidity position in 2026, we plan to invest to enable sustainable, long-term growth. Exploring potential for government-funded R&D programs. Selectively evaluating strategically suitable external programs. Launch additional line extensions for naloxone business • NARCAN® Nasal Spray Carrying Case • Multipack configurations Expand international MCM orders and opportunities Accelerate growth through external business development opportunities

EMERGENT

Near-Term Focus Maximizes Value of Current Assets and Pipeline/R&D Opportunities

Product/Candidate	Disease Area	Partner(s)	Stage of Development: Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Submission	Approved
Ebanga™*	Zaire ebolavirus	BARDA	→	→	→	→	→	→	✓
TEMBEXA®	Smallpox	BARDA	→	→	→	→	→	→	✓
TEMBEXA®	Mpox	PANTHER, Africa CDC-led				→ **			
raxibacumab	Anthrax	BARDA	→	→	→	→	→	→	✓
Vaccine Candidate	Japanese Encephalitis	Substipharm Biologics (U.S. market)					→ ***		
CDC Category A Agent	Undisclosed	Undisclosed partner	→	→					
CDC Category B Agent	Undisclosed	Undisclosed partner	→	→					
Pandemic Flu Vaccine	Flu vaccine candidate/ platform to address pandemic flu	TBD candidate/partner selection	→						

Current Portfolio | Active/Work Underway | Discovery-Evaluation

*EbangaTM is a trademark of RIDGEBACK BIOTHERAPEUTICS L.P.

**PANTHER, Africa CDC-led non-registrational study, "MpOx Study in Africa" (MOSA)

***IMOJEV® is a registered trademark of Subsitpharm, and is licensed in several countries in Asia since 2012. Exclusive distribution rights for Emergent is subject to U.S. FDA approval.

22

23 • Continued to deliver on multi-year transformation plan; on track to execute on key turnaround actions, financial targets to drive our business forward • Operated with lean, efficient and customer-focused business model • Successfully lowered interest expense and debt balance through refinancing in April 2026 • Continue to repurchase shares • Naloxone and MCM businesses continue to deliver on EBS’ mission to protect and save lives • Pursuing growth initiatives and creating shareholder value • Ongoing commitment to patient safety, quality and compliance across the enterprise Closing Remarks

24 Q&A Session Questions? Answers.

25

EMERGENT

2026 U.S. Government Approved Budgets Provide Opportunity for Incremental Biodefense and Opioid Overdose Preparedness

Program	FY2024 enacted ($m)[1]	FY2025 enacted ($m)[1]	FY2026 enacted ($m)[1]	Change 25-26 ($m)
Biomedical Advanced Research and Development Authority (BARDA)	$1,015	$1,015	$1,050	+$35
Project BioShield (SRF)	$825	$825	$850	+$25
Strategic National Stockpile (SNS)	$980	$980	$1,000	+$20
State Opioid Response (SOR) Grants	$1,575	$1,575	$1,595	+$20
Substance Use Prevention, Treatment, and Recovery Services (SUPTRS)	$1,928	$1,928	$1,934	+$6
				Total Increase: $106m

International Commitments Reinforce Biodefense Priorities

- HERA has a budget of approximately EUR 2.8 billion under EU4Health for the period 2022-2027.[2]
- NATO allies are targeting 3.5% of GDP for core defense and 1.5% for resilience/infrastructure by 2035.[3]

1. Congress Appropriations Tables, accessed February 23, 2026; 2024 Table: https://www.congress.gov/bill/118th-congress/house-bill/5860; 2025 Table: https://www.congress.gov/bill/119th-congress/house-bill/1968/text and 2026 Table: https://docs.house.gov/billsthisweek/20260119/DEF%20LHHS%20HS%20THUD%20-%20JES%20-%20Division%20B%20-%20LHHS%20-%201-19-2026%20-%20Reduced%20File%20Size.pdf
2. European Commission Website, accessed February 23, 2026; https://health.ec.europa.eu/health-emergency-preparedness-and-response-hera/funding-and-opportunities_en
3. North Atlantic Treaty Organization Website, accessed February 23, 2026; https://www.nato.int/en/what-we-do/introduction-to-nato/defence-expenditures-and-natos-5-commitment

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27 End Notes: Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these financial measures are considered not in conformity with GAAP (“non-GAAP financial measures”) under the United States Securities and Exchange Commission (“SEC”) rules. Specifically, we have referred to the following non- GAAP financial measures: • Adjusted Net Income • Adjusted EBITDA • Adjusted EBITDA Margin • Adjusted Gross Margin • Adjusted Gross Margin % • Net Debt • Net Leverage Ratio We define Adjusted Net Income, which is a non-GAAP financial measures, as net income excluding the impact of non-cash amortization charges, severance and restructuring costs (benefits), inventory step-up provisions, acquisition and divestiture costs, loss on assets held for sale, contingent consideration milestones, changes in fair value of financial instruments, stock-based compensation expense, other income, net and tax effects. In the first quarter of 2026 we revised our calculation of these measures to exclude the impact of stock-based compensation expense, as this is a non-cash expense that is not related to our operating performance. We use Adjusted Net Income to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Adjusted EBITDA, which is a non-GAAP financial measure, as net income before depreciation and amortization, income taxes, total interest expense, net, inventory step-up provision, changes in fair value of financial instruments, severance and restructuring costs (benefits), acquisition and divestiture costs, gain (loss) on sale of business and assets held for sale, contingent consideration milestones, stock-based compensation expense and other income, net items. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA divided by Total Revenues. In the first quarter of 2026 we revised our calculation of these measures to exclude the impact of stock-based compensation expense, as this is a non-cash expense that is not related to our operating performance. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry, although it may be defined differently by different companies. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provides management and investors with additional information for comparison of our operating results with the operating results of other companies.

28 End Notes: Non-GAAP Financial Measures (Continued) We define Adjusted Gross Margin, which is a non-GAAP financial measure, as Gross Margin, excluding the impact of intangible asset amortization, stock-based compensation expense, severance and restructuring costs (benefits) and inventory step-up provision. We define Adjusted Gross Margin %, which is a non-GAAP financial measure, as Adjusted Gross Margin as a percentage of Products and services sales, net. In the first quarter of 2026 we revised our calculation of these measures to exclude the impact of stock-based compensation expense, as this is a non-cash expense that is not related to our operating performance. We define Net Debt, which is a non-GAAP financial measure, as our total debt less our cash and cash equivalents. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's ability to pay its debts. We define Net Leverage Ratio, which is a non-GAAP financial measure, as our Net Debt divided by our Trailing Twelve Month Adjusted EBITDA. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's current borrowing capabilities. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com.

29 Reconciliation of Net Income to Adjusted Net Income – Q1 2026 vs. Q1 2025(1) (unaudited, $ in millions) Three Months Ended March 31, 2026 2025 Source Net income $ 6.8 $ 68.0 Adjustments: Non-cash amortization charges $ 18.3 $ 18.6 Amortization of intangible assets ("IA"), Other Income Severance and restructuring costs (benefits) 0.2 (1.3) Cost of product and services sales, net, SG&A and R&D Inventory step-up provision 0.1 1.8 Cost of product and services sales, net Acquisition and divestiture costs — 0.2 SG&A Loss on assets held for sale — 12.2 Other Income (Expense) Contingent consideration milestones (5.0) (50.0) Other Income (Expense) Changes in fair value of financial instruments (8.4) (9.5) Other Income (Expense) Stock-based compensation expense 1.9 1.5 Cost of product and services sales, net, SG&A and R&D Other income, net items (0.3) (7.9) Other Income (Expense) Tax effect (1.7) 8.6 Total adjustments: $ 5.1 $ (25.8) Adjusted net income $ 11.9 $ 42.2 (1) Amounts for fiscal year 2025 have been revised from those previously reported to reflect the exclusion of stock-based compensation expense.

30 Reconciliation of Net Income to Adjusted EBITDA and Net Income Margin to Adjusted EBITDA Margin – Q1 2026 vs. Q1 2025(1) (unaudited, $ in millions) Three Months Ended March 31, 2026 2025 Net income $ 6.8 $ 68.0 Adjustments: Depreciation & amortization $ 23.5 $ 25.4 Income taxes 6.6 24.7 Total interest expense, net 10.2 14.0 Inventory step-up provision 0.1 1.8 Changes in fair value of financial instruments (8.4) (9.5) Severance and restructuring costs (benefits) 0.2 (1.3) Acquisition and divestiture costs — 0.2 Loss on assets held for sale — 12.2 Contingent consideration milestones (5.0) (50.0) Stock-based compensation expense 1.9 1.5 Other income, net items (0.3) (7.9) Total adjustments $ 28.8 $ 11.1 Adjusted EBITDA $ 35.6 $ 79.1 Total revenues $ 156.1 $ 222.2 Net Income margin 4% 31 % Adjusted EBITDA margin 23% 36% (1) Amounts for fiscal year 2025 have been revised from those previously reported to reflect the exclusion of stock-based compensation expense.

31 Reconciliations of Total Revenues to Product and Services Sales, Net and of Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin % – Q1 2026 vs. Q1 2025(1) APPENDIX Three Months Ended March 31, ($ in millions) 2026 2025 Total revenues $ 156.1 $ 222.2 Contracts and grants 6.4 13.1 Product and services sales, net $ 149.7 $ 209.1 Cost of product and services sales, net 72.0 88.5 Intangible asset amortization 16.5 16.3 Gross margin $ 61.2 $ 104.3 Gross margin % 41% 50 % Add back: Intangible asset amortization $ 16.5 $ 16.3 Inventory step-up provision 0.1 1.8 Severance and restructuring benefits — (0.9) Stock-based compensation expense 0.5 0.3 Adjusted gross margin $ 78.3 $ 121.8 Adjusted gross margin % 52% 58% (1) Amounts for fiscal year 2025 have been revised from those previously reported to reflect the exclusion of stock-based compensation expense.

32 Reconciliations of Total Debt to Net Debt1 and Net Leverage Ratio 2 (unaudited, $ in millions) As of As of March 31, 2026 March 31, 2025 Total debt $ 589.7 $ 700.0 Less: Cash and cash equivalents 160.3 149.1 Net debt $ 429.4 $ 550.9 Twelve months ended Twelve months ended (unaudited, $ in millions) March 31, 2026 March 31, 2025 Net loss $ (8.6) $ (131.6) Adjustments: Depreciation & amortization $ 93.8 $ 106.3 Income taxes 12.1 69.3 Total interest expense, net 50.6 59.2 Impairments — 27.2 Inventory step-up provision 3.7 8.0 Changes in fair value of financial instruments 6.5 (8.2) Severance and restructuring costs 0.7 21.7 Exit and disposal costs — 13.3 Acquisition and divestiture costs — 0.2 Gain on sale of business and assets held for sale — (12.1) Settlement charges, net (9.6) 121.7 Contingent consideration milestones (5.0) (80.0) Loss (gain) on debt extinguishment 12.2 (0.3) Stock-based compensation expense 16.6 13.6 Other expense (income), net items 4.7 (0.9) Total adjustments $ 186.3 $ 339.0 Adjusted EBITDA $ 177.7 $ 207.4 Net Leverage Ratio 2.4 $ 2.7 1. Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $16.1M and $34.3M as of March 31, 2026 and 2025, respectively. 2. Amounts for fiscal year 2025 have been revised from those previously reported to reflect the exclusion of stock-based compensation expense.

33 Reconciliation of Net Loss to Adjusted Net Income – Full Year 2026 Forecast ($ in millions) 2026 Full Year Forecast Source Net loss $(30) - $(10) Adjustments: Non-cash amortization charges $74 Amortization of IA and Other Income (Expense) Changes in fair value of financial instruments (8) Other Income (Expense) Inventory step-up provision 4 Cost of products and services, net Contingent consideration milestones (10) Other Income (Expense) Stock-based compensation expense 20 COGS, R&D and SGA Other expense (income), net items 20 Other Income (Expense) Tax effect (25) Total adjustments: $75 Adjusted net income $45 - $65

34 Reconciliation of Net Loss to Adjusted EBITDA – Full Year 2026 Forecast ($ in millions) 2026 Full Year Forecast Net loss $(30) - $(10) Adjustments: Depreciation & amortization $90 Income taxes 29 Total interest expense, net 40 Inventory step-up provision 4 Changes in fair value of financial instruments (8) Contingent consideration milestones (10) Stock-based compensation expense 20 Other expense (income), net items 20 Total adjustments $185 Adjusted EBITDA $155 - $175

35 Reconciliations of Forecasted Total Revenues to Forecasted Product and Services Sales, Net and of Forecasted Gross Margin and Gross Margin % to Forecasted Adjusted Gross Margin and Adjusted Gross Margin % - Full Year 2026 Forecast ($ in millions) 2026 Full Year Forecast Total revenues $720- $760 Contracts & Grants ($35)-($35) Product and services sales, net $685 - $725 Cost of product and services sales, net $381- $388 Intangible asset amortization (64) Gross margin $240 - $273 Gross margin % 35% - 38% Add back: Intangible asset amortization $64 Inventory step-up provision 4 Stock-based compensation expense 3 Adjusted gross margin $311-$344 Adjusted gross margin % 45% - 47%